                                                                  Exhibit 10.44


                            BROCADE / HP CONFIDENTIAL

                               AMENDMENT NO. 3 TO

                             OEM PURCHASE AGREEMENT


This Amendment No. 3 (the "Amendment") to the OEM Purchase Agreement (the "Agreement") dated April 20, 2001 by and between HEWLETT-PACKARD COMPANY, a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California 94304 ("HP") and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation, having its principal place of business at 1745 Technology Drive, San Jose, California 95110, and Brocade Communications Systems Switzerland SarL, a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de I'Aeroport, CH-1205 Geneva, Switzerland (collectively "Supplier") is entered into by HP and Supplier effective as of February 1, 2002 (the "Effective Date"). This Amendment is a Product Addendum as described in Section 2.18 of the Agreement. The parties hereby agree as follows.

Except as expressly amended herein all unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not defined in this Amendment shall have the meaning set forth in the Agreement. In the event a conflict between the Agreement and this Amendment, the terms of this Amendment shall govern.

WHEREAS, HP and Supplier wish to add additional OEM Products, and terms specific to those additional products.

NOW THEREFORE, the parties hereto agree as follows:

1.      TRAINING

        1.1     Technical & Presales Training. Supplier shall provide to HP,
                [ * ] in Supplier's technical training course on installation and configuration of the SilkWorm 3200 (which is the same course as that for the SilkWorm 3800). Such training shall take place at Supplier's San Jose location and within [ * ] prior to, and [ * ] after HP's product launch. In addition, Supplier shall provide to HP, at [ * ] per HP's [ * ] for the term of this Agreement, in Supplier's technical training course on installation and configuration of the SilkWorm 3200.

                All such training provided by Supplier will be [ * ] by Supplier to HP. Supplier will maintain a designated training contact for HP University personnel, and will provide technical support for, and a qualified Supplier training resource to participate in, the first [ * ] taught by HP utilizing the training provided hereunder by Supplier. Such classes will be up to[ * ]in length. HP will be responsible for reasonable travel and expenses incurred by the Supplier training resource. Other training (including without limitation [ * ] technical training) will be provided upon mutually agreed terms and conditions.

        1.2 HP Training Requirement. HP shall use its reasonable best efforts to conduct, no later than May 30, 2002, internal training courses on the SilkWorm 3200 sufficient to cover no less than[ * ]HP personnel in order to allow HP to become fully familiar with the SilkWorm 3200 and its market. The HP resources may include but will not be


*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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     OMITTED PORTIONS.


                                 AMENDMENT NO. 3
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                             BROCADE/HP CONFIDENTIAL

                limited to field and inside sales personnel, customer engineers, technical consultants, and HP University Trainers.

        1.3 HP Training Demonstration Hardware. HP's Scalable Network Solutions division ("SNS") will make its reasonable best efforts to provide Supplier with [ * ] of HP Demonstration Equipment to be hosted in Supplier's training facilities. For the purpose of this Agreement. HP Demonstration Equipment shall refer to HP [*] Hardware, of the current or recent generation of the applicable HP product. Each piece of HP Demonstration equipment will be provided under the terms of a separately executed HP Equipment Loan Agreement, the term of which shall be no less than [ * ]

2.      DOCUMENTATION

        2.1 Preparation of Documentation. Supplier shall [ * ] of Supplier's standard documentation for the SilkWorm 3200 ("Documentation")
                [ * ] and in accordance with the provisions of Exhibit (A-5). Such Documentation will include [ * ], as enumerated in Exhibit (A-5). Supplier shall retain ownership of such Documentation.

        2.2 License to Documentation. Supplier shall provide HP with [ * ] in [ * ]form. Except as otherwise provided and subject to the retention of all copyright notices and/or confidentiality legends, HP shall have the right to [ * ] for [ * ]. HP shall have the right to [ * ] from the [ * ] to it by Supplier for [ * ] to purchasers of the HP version of the SilkWorm 3200. HP shall not have the right to [ * ] except to [ * ]. HP shall provide Supplier with a copy of such [ * ]Product documentation for verification, and Supplier agrees to perform [ * ] on the [ * ] of any release within [ * ] of receipt of such [ * ] Supplier's [ * ] of the [ * ] is for Supplier's internal purposes only, and HP will not rely on [ * ] for any purposes. Further, HP shall have the right to [ * ] its Resellers and End User Customers. The Licenses granted in this Article 2.2 shall continue during the Term of this Agreement and for [ * ] after the date of last shipment by HP of the Products purchased under this Amendment.

3.      ENVIRONMENTAL

Notwithstanding the provisions of Article 16 of the Agreement Supplier shall use its reasonable best efforts to ensure that the SilkWorm 3200 and its packaging will comply with HP's General Specifications for Environment, [ * ] attached hereto as Exhibit (B) and incorporated herein by reference, provided however that those provision(s) of HP's General Specifications for Environment relating to batteries shall not apply.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 AMENDMENT NO. 3
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                            BROCADE / HP CONFIDENTIAL


4.      PRICING

        4.1 [ * ]. If HP meets all the following conditions by the specified due dates, then the [ * ] in this Section 4 shall apply:

                4.1.1 Launch. HP must formally launch and make generally available for sale [ * ].

                4.1.2 Certification. HP must provide to Brocade by April 1, 2002, subject to the provisions of Article (19) of the Agreement, a copy of the [ * ]. For [ * ] and high availability [ * ] must generate a [ * ] including the [ * ] configuration of the SilkWorm 3200.

        Sections 4.2 and 4.3 shall not apply if HP does not meet all of the conditions in this Section 4.1 by the specified due dates.

4.2 [ * ] The unit prices listed in Exhibit C for the Base configuration of the SilkWorm 3200 (not the Entry configuration) shall be [ * ].

4.3     [ * ]HP will [ * ] for the completed purchase of [ * ] of the
        [ * ]configuration of the SilkWorm 3200 (not the [ * ] configuration), up to [ * ] in each Supplier [ * ] for use in promoting [ * ] products as more specifically described in the Supplier[ * ]the current revision of which is attached hereto as Exhibit D-1, and subject to the terms and conditions of the [ * ] as they may be provided and amended [ * ] from time to time. HP and Supplier agree that the [ * ] shall be [ * ] to allow for a [ * ] of [ * ] as described in Exhibit D-2.

5.      TERMINATION

In addition to the provisions in Article 22 of the Agreement, HP agrees that if this Amendment or the Agreement is terminated due to HP's breach, then HP will reimburse Supplier for its [ * ] to rework HP-customized SilkWorm 3200 units back to Supplier's standard product, as described in exhibit (A-2) hereto. HP's duty to reimburse shall extend only to units within the [ * ] and to units for which HP-requested customization has begun or is completed, up to the number of units in the HP Forecasts as of the termination date.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 AMENDMENT NO. 3
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                             BROCADE/HP CONFIDENTIAL

6.      HP MARKETING [ * ]

In [ * ] of Supplier's marketing activities related to Supplier's 2Gb fibre channel switching technology, HP shall provide [ * ] in the form of (1) an HP
[ * ] in [ * ] of Supplier's 2Gb technology specifically as it relates to the 2 SilkWorm 3200 models HP is [ * ], which [ * ] shall be delivered in accordance with HP's standard [ * ] policy and no later than 3/1/02 and (2) an HP [ * ], delivered to Supplier no later than 3/1/02 in support of Supplier's SilkWorm 3200 2Gb technology, which [ * ] may be referenced by Supplier in Supplier's
[ * ]

7.      [ * ] DATA

As a clarification, Section 6 of Amendment No. 2 to the Agreement ("HP [ * ] DATA") shall apply to all OEM Products, including the SilkWorm 3200.

8.      EXHIBITS

Each of the following Exhibits referred to in this Amendment is incorporated in full in this Amendment wherever reference to it is made:

AMENDMENT 3 - EXHIBIT (A) - OEM PRODUCTS AND SPECIFICATIONS
                      (A-1) Supplier Product Specifications
                      (A-2) HP Configuration Specification Documents (A-3) HP Supplier Quality System Requirements (A-4) Packaging
                      (A-5) Documentation

AMENDMENT 3 - EXHIBIT (B) HP's General Specifications for Environment, [ * ]

AMENDMENT 3 - EXHIBIT (C) - PRICING AND FEES
AMENDMENT 3 - EXHIBIT (D) -[ * ]
                      (D-1) Brocade [ * ] - January 2002
                      (D-2) Changes to [ * ]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 AMENDMENT NO. 3
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                            BROCADE / HP CONFIDENTIAL


This Amendment may be executed in counterparts each of which will be deemed an original, but both of which together will constitute one and the same instrument. The parties agree that facsimile signatures of the parties will be binding.

AGREED:



BROCADE COMMUNICATIONS                         HEWLETT-PACKARD COMPANY
SYSTEMS, INC.



By: /s/ Mark E. Favreau                        By:
                                                  -----------------------------

Name: Mark E. Favreau                          Name:
                                                     --------------------------

Title: V.P. Global OEM Sales                   Title:
                                                     --------------------------



          BROCADE COMMUNICATIONS
          SWITZERLAND, SARL.

          By:
             -----------------------------
          Name:
               ---------------------------
          Title:
                --------------------------



                                 AMENDMENT NO. 3
                                  Page 5 of 15

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                             BROCADE/HP CONFIDENTIAL


                                  EXHIBIT (A-1)
                         Supplier Product Specifications






                                 AMENDMENT NO. 3
                                  Page 6 of 15


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                            BROCADE / HP CONFIDENTIAL



                                  EXHIBIT (A-2)
                    HP Configuration Specification Documents






                                 AMENDMENT NO. 3
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                            BROCADE / HP CONFIDENTIAL


                                  EXHIBIT (A-3)
                     HP Supplier Quality System Requirements



             TO BE ADDED SUBJECT TO BROCADE / HP REVIEW AND APPROVAL







                                 AMENDMENT NO. 3
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                            BROCADE / HP CONFIDENTIAL



                                  EXHIBIT (A-4)
                                    Packaging






                                 AMENDMENT NO. 3
                                  Page 9 of 15

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                             BROCADE/HP CONFIDENTIAL


                                  EXHIBIT (A-5)
                                  DOCUMENTATION



                                      [ * ]
                                 October 8, 2001

CONTENT CHANGES

        1. [ * ]
           [ * ]
           [ * ]
           [ * ]
           [ * ]
           [ * ]
           [ * ]
           [ * ]
           [ * ]
           [ * ]
           [ * ]
           [ * ]

STYLE AND FORMAT

        1. [ * ]
           [ * ]
           [ * ]
           [ * ]
           [ * ]

PROCESS

        1. [ * ]
           [ * ]
           [ * ]
           [ * ]

DELIVERY

        1. [ * ]
           [ * ]
           [ * ]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 AMENDMENT NO. 3
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                             BROCADE/HP CONFIDENTIAL


                                   EXHIBIT (B)
               HP's General Specifications for Environment, [ * ]






* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                 AMENDMENT NO. 3
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                             BROCADE/HP CONFIDENTIAL


                                   EXHIBIT (C)
                                     PRICING


ENTERPRISE - SILKWORM 3200 SWITCH OEM PRODUCT PRICING.
HP PART DESCRIPTION: [HP private-label name pending] (8-Port Fibre Channel Fabric Switch)

SUPPLIER MODEL NO./DESCRIPTION: [*]

------------------------------------ ------------------------------------------
[ * ]                                HP PURCHASE PRICE
------------------------------------ ------------------------------------------
[ * ]                                [ * ]
------------------------------------ ------------------------------------------
[ * ]                                [ * ]
------------------------------------ ------------------------------------------
[ * ]                                [ * ]
------------------------------------ ------------------------------------------
[ * ]                                [ * ]
------------------------------------ ------------------------------------------

ENTRY SILKWORM 3200 SWITCH OEM PRODUCT PRICING.
HP PART DESCRIPTION: [HP private-label name pending] (8-Port Fibre Channel Fabric Switch)

SUPPLIER MODEL NO./DESCRIPTION: [*]

------------------------------------ ------------------------------------------
[ * ]                                HP PURCHASE PRICE
------------------------------------ ------------------------------------------
[ * ]                                [ * ]
------------------------------------ ------------------------------------------
[ * ]                                [ * ]
------------------------------------ ------------------------------------------
[ * ]                                [ * ]
------------------------------------ ------------------------------------------
[ * ]                                [ * ]
------------------------------------ ------------------------------------------

BROCADE SILKWORM SWITCH UPGRADE
HP PART DESCRIPTION: [HP private-label name pending]

SUPPLIER MODEL NO./DESCRIPTION: [*]

------------------------------------ ------------------------------------------
HP Upgrade Purchase Price            [ * ]
------------------------------------ ------------------------------------------

BROCADE FABRIC SOFTWARE OEM PRODUCT PER-COPY FEES.

HP PART DESCRIPTION: [HP private-label name pending]

SUPPLIER MODEL NO./DESCRIPTION:
[*]

------------------------------------ ------------------------------------------
HP per-license fee:                  [ * ]
------------------------------------ ------------------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 AMENDMENT NO. 3
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                             BROCADE/HP CONFIDENTIAL



                                  EXHIBIT (D-1)
                                  BROCADE [ * ]






* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 AMENDMENT NO. 3
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                             BROCADE/HP CONFIDENTIAL

                                  EXHIBIT (D-2)
                                CHANGES TO [ * ]


BACKGROUND: HP and Supplier would like to amend the [ * ] to allow HP to use its [ * ] for a [ * ] until Brocade issues the end of life notice for the SilkWorm 3200 ("3200 EOL"). Thereafter, HP and Brocade intend for HP to use its [ * ] only as described in the unmodified [ * ]. Except as modified by the Amended Terms below, the [ * ] remain unchanged.


AMENDED TERMS:
-------------

The provisions of this Amendment governing [ * ] DATA shall supercede the section of the Guideline titled [ * ] Reports.

During the pre-approval process for each [ * ] Activity, HP and Brocade will mutually agree upon whether a [ * ] or [ * ] will be used to [ * ] the initiative.

From the Effective Date of this Amendment until 3200 EOL, the section of the [ * ] entitled [ * ] is replaced with the following. After 3200 EOL the original, unmodified section shall apply:

[ * ]

To qualify for Brocade [ * ] the marketing activity must be directed at promoting and supporting Brocade products. To the extent that an activity promotes a SAN solution and involves other vendor offerings, Brocade must be shown as the [ * ].

Brocade [ * ] is available to [ * ] general types of marketing activities with HP worldwide. These are [ * ] known as [ * ] marketing and [ * ] known as [ * ] marketing. Up to [ * ] of the prior [ * ] with a maximum of [ * ] per [ * ] can be used for pre-approved [ * ] marketing activities.

All activities must be mutually agreed upon in writing by Brocade and the OEM prior to moving forward on them in order for Brocade [ * ] to be used for [ * ]. The following [ * ] activities qualify under the Brocade [ * ] when pre-approved in writing by Brocade:

        [ * ] qualifying marketing activities:
        -------------------------------------

               -     [ * ]
                     [ * ]
                     [ * ]
                     [ * ]
                     [ * ]
                     [ * ]
                     [ * ]


*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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     OMITTED PORTIONS.


                                 AMENDMENT NO. 3
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                             BROCADE/HP CONFIDENTIAL



               -     [ * ]

        [ * ] qualifying marketing activities:
        -------------------------------------

               -     [ * ]
                     [ * ]
                     [ * ]

Any activity that does not fall within these [ * ], yet which the OEM views as [ * ] Brocade solutions, should be discussed with the Brocade OEM account team to determine if that activity could be designated as a qualifying activity. Brocade may determine if such proposed activities are qualifying activities at its sole discretion on a case-by-case basis.

Detailed information regarding eligible reimbursable activities can be found on PAGES 4-9 of the [ * ]




* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                 AMENDMENT NO. 3
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